SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 29, 2012
THOMAS PROPERTIES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-50854	20-0852352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 South Flower Street, Sixth Floor Los Angeles, California	90071
(Address of principal executive offices)	(zip code)
(Registrant's telephone number, including area code)
213-613-1900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Common Stock Purchase Agreement
On May 29, 2012, Thomas Properties Group, Inc. (the “Company”), entered into a Common Stock Purchase Agreement (the “Purchase Agreement”) with MIRELF IV TPGI, LLC, a Delaware limited liability company, and MIRELF IV TPGI II, LLC, a Delaware limited liability company (collectively, the “Investors”), affiliates of Madison International Realty, pursuant to which the Investors will acquire an aggregate of 8,695,653 shares (“Purchased Shares”) of Company common stock, $0.01 par value (“Common Stock”), at a purchase price of $5.75 per share, for aggregate gross proceeds to the Company of $50.0 million. On May 29, 2012, the closing price of the Common Stock on the NASDAQ Global Market was $4.05 per share. The Company will not pay any underwriting discounts or commissions with respect to the sale of the Purchased Shares, but the Company has agreed to reimburse the Investors for certain transaction expenses.
The Purchase Agreement contains customary representations and warranties of the Company and the Investors, and certain customary closing conditions. The closing of the sale of the Purchased Shares is currently expected to occur on or about June 12, 2012 (the “Closing Date”), subject to the satisfaction of such closing conditions. The Company intends to use the net proceeds from this offering for general corporate purposes including acquisitions.
The offer and sale of the Purchased Shares is being made pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) thereof and Regulation D promulgated thereunder, as transactions not involving a public offering. The Investors each represented its intention to acquire the securities for investment only and not for the purpose of resale or distribution. An appropriate restrictive legend is being affixed to the book-entry account at the Company’s transfer agent representing the Purchased Shares issued in the transaction. The Investors have represented that each is an “accredited investor,” as defined in Regulation D.
The Purchase Agreement is filed as Exhibit 10.71 to this Current Report on Form 8-K. The description of the Purchase Agreement herein does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement filed herewith. The Company’s press release dated May 30, 2012 announcing the agreement to sell the Purchased Shares is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Stockholders’ Agreement
In connection with the Purchase Agreement, on May 29, 2012, the Company, the Investors, and James A. Thomas, the Company’s Chairman and Chief Executive Officer, and certain other stockholders affiliated with Mr. Thomas (collectively, the “Thomas Stockholders”), entered into a Stockholders’ Agreement (the “Stockholders Agreement”).
Pursuant to the Stockholders Agreement, following the Closing Date, the Investors will have the right to designate one individual (the “Investor Director”) for nomination to the Company’s Board of Directors (the “Board”), and the Company will take all action as is necessary, subject to applicable law, to have the Board elect such designee to the Board at the first scheduled Board meeting following the Closing Date. The Company has also agreed that, subject to applicable law, the Investors shall have the right to nominate one individual for election to the Board in connection with any future annual or special meetings of stockholders at which directors of the Company are elected. The Investors’ right to nominate an Investor Director shall terminate when the Investors no longer own Purchased Shares and Preemptive Securities (as defined below), if any, representing at least 10% of the outstanding securities of the Company entitled to vote generally in the election of the Company’s directors.
Pursuant to the Stockholders Agreement, the Investors may not offer or sell the Purchased Shares or any Preemptive Securities for 24 months following the Closing Date, subject to certain exceptions for transfers to affiliated entities. After the expiration of such 24-month period, the Investors may sell up to one-third of the Purchased Shares and any Preemptive Securities. After the expiration of 30 months following the Closing Date, the Investors may sell up to two-thirds of the Purchase Shares and any

Preemptive Securities, and after the expiration of 36 months following the Closing Date the lock-up shall expire with respect to the remaining Purchased Shares and any Preemptive Securities. The lock-up will terminate earlier in the event the Company or the Thomas Stockholders breach certain provisions of the Stockholders Agreement or the Registration Rights Agreement (as defined below).
Pursuant to the Stockholders Agreement, during the period in which Purchased Shares and any Preemptive Securities are subject to the transfer restrictions described above, James A. Thomas will have the right to vote all Purchased Shares and Preemptive Securities which remain subject to the transfer restrictions on all matters on which holders of the Common Stock are entitled to vote, and the Investors have granted a proxy in respect of such Purchased Shares and Preemptive Securities to James A. Thomas in connection with such voting rights. Mr. Thomas has agreed to vote such shares in favor of the election of the Investor Director so long as the Investors are entitled to nominate an individual for election to the Board under the Stockholders Agreement.
The Thomas Stockholders have agreed in the Stockholders Agreement that, from and after the sixth anniversary of the Closing Date and ending on the ninth anniversary of the Closing Date, such Thomas Stockholders shall vote any Common Stock or limited voting stock held by them at any annual or special meeting of stockholders in direct proportion to the Company’s other stockholders with respect to a vote on a Company Sale (as defined in the Stockholders Agreement). Such vote neutralization agreement shall terminate (1) when the Investors (together with their affiliate transferees) no longer own Purchased Shares and Preemptive Securities, if any, representing in the aggregate at least 10% of the outstanding securities of the Company entitled to vote generally in the election of the Company’s directors or (2) if the volume-weighted average price of the Common Stock for the six-month period ended immediately prior to the sixth anniversary of the Closing Date equals or exceeds $12.50 per share, provided that such per share price shall be reduced to $10.00 per share if the average daily trading volume during such period is at least 500,000 shares. The vote neutralization agreement of the Thomas Stockholders does not apply with respect to any Fundamental Transaction (as defined in the Stockholders Agreement) proposed or publicly supported by the Investors, and shall be subject to the maintenance of certain beneficial tax protections of the Thomas Stockholders in connection with such Company Sale. The Thomas Stockholders have granted a proxy to a representative of the Investors to vote such shares in accordance with such vote neutralization provisions in the Stockholders Agreement.
The Stockholders Agreement also provides that, from and after the date of the Stockholders Agreement through the sixth anniversary of the Closing Date, the Investors shall not, among other things, acquire any additional shares of capital stock of the Company or securities convertible into the Company’s capital stock or any material assets of the Company; participate in any proxy solicitation or election contest with respect to the Company or seek to influence control the management of the Company; or form a group with others with respect to any such actions. The Investors further agreed that, from and after the sixth anniversary of the Closing Date, they would not acquire any additional capital stock of the Company or securities convertible into the Company’s capital stock which would, together with all other shares of capital stock then owned by the Investors, equal or exceed the total voting power of the Thomas Stockholders as of the Closing Date, except with respect to acquisitions necessary to maintain their pro rata ownership percentage as of the Closing Date or as part of a Fundamental Transaction proposed by the Investors and approved by the Board, or as part of a Fundamental Transaction proposed by a third party so long as the Investor Director is no longer serving on the Board.
The standstill agreements of the Investors described in the paragraph above terminate (i) in the event of certain specified breaches by the Company or the Thomas Stockholders of their representations and warranties or covenants in the Purchase Agreement, the Stockholders Agreement or the Registration Rights Agreement, (ii) on the first date the Company becomes required to register as an investment company with the Securities and Exchange Commission or (iii) at such time as real property has constituted less than 50% of the Company’s assets for at least 18 months.
The Stockholders Agreement also provides the Investors with certain tag-along rights to sell their shares in connection with certain sales of capital stock by the Thomas Stockholders. In addition, the Stockholders Agreement provides the Investors with certain pre-emptive rights to acquire additional

Company securities in connection with future offerings by the Company subject to specified exceptions in order to enable to the Investors to maintain their percentage ownership interest in the Company (“Preemptive Securities”). The Company has also agreed to certain restrictions on future sales of securities in certain transactions not subject to such preemptive rights.
The Stockholders Agreement contains customary representations and warranties of the Company, the Investors and the Thomas Stockholders, and will terminate (if not earlier by agreement of the parties) upon the earlier to occur of a Company Sale or the ninth anniversary of the Closing Date.
The Stockholders Agreement is filed as Exhibit 10.73 to this Current Report on Form 8-K. The description of the Stockholders Agreement herein does not purport to be complete and is qualified in its entirety by reference to the Stockholders Agreement filed herewith.
Registration Rights Agreement

On May 29, 2012, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Investors. The Registration Rights Agreement provides that the Company shall, on or prior to the date that is 24 months following the Closing Date (or such earlier date provided therein), file and have declared effective a resale shelf registration statement on Form S-3 (or such other applicable form) with the Securities and Exchange Commission (the “SEC”) providing for the registration of the resale of the Purchased Shares and any Preemptive Securities by the holders of registrable securities, together with certain other shares of Common Stock then held by the holders of registrable securities. In addition, the Company shall from time to time after such Effectiveness Deadline (as defined in the Registration Rights Agreement) file one or more additional shelf registration statements with the SEC for the purpose of registering for resale under the Securities Act Preemptive Securities issued to the holders of registrable securities, if any, after the Effective Date (as defined in the Registration Rights Agreement). The Registration Rights Agreement requires the Company to keep such registration statements effective continuously until all registrable securities thereunder are transferred or sold or may otherwise be sold freely without restriction under Rule 144 under the Securities Act.

The Registration Rights agreement also provides for the sale by the holders of registrable securities in certain circumstances pursuant to underwritten offerings, and certain piggyback registration rights with respect to registration statements filed by the Company. The Registration Rights Agreement also contains customary covenants and agreements by the Company and the Investors in connection with the registration rights granted thereunder, including entering into customary lock-up agreements and other customary deliveries in connection with offerings pursuant to such agreement.

The Registration Rights Agreement is filed as Exhibit 10.72 to this Current Report on Form 8-K. The description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the Registration Rights Agreement filed herewith.

Item 3.02.    Unregistered Sales of Equity Securities.

On May 29, 2012, the Company entered into the Purchase Agreement with the Investors pursuant to which the Company has agreed to sell 8,695,653 shares of its Common Stock in a private placement at a purchase price of $5.75 per share, for aggregate gross proceeds to the Company of $50.0 million. The information set forth in Item 1.01 under “Common Stock Purchase Agreement” is incorporated in this Item 3.02 by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
10.71	Common Stock Purchase Agreement, dated as of May 29, 2012, by and among Thomas
Properties Group, Inc., MIRELF IV TPGI, LLC and MIRELF IV TPGI II, LLC.
10.72	Registration Rights Agreement, dated as of May 29, 2012, by and among Thomas
Properties Group, Inc., MIRELF IV TPGI, LLC and MIRELF IV TPGI II, LLC.
10.73	Stockholders’ Agreement, dated as of May 29, 2012, by and among Thomas Properties
Group, Inc., MIRELF IV TPGI, LLC, MIRELF IV TPGI II, LLC, James A. Thomas,
Maguire Thomas Partners-Philadelphia, Ltd., Thomas Investment Partners, Ltd., Maguire
Thomas Partners-Commerce Square II, Ltd., Thomas Partners, Inc., Thomas-Pastron
Family Partnership, L.P., The Lumbee Clan Trust and Thomas Master Investments, LLC.
99.1	Press Release of Thomas Properties Group, Inc. dated May 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THOMAS PROPERTIES GROUP, INC.

By: /s/ DIANA M. LAING
Diana M. Laing
Chief Financial Officer

Date: May 31, 2012

EXHIBIT INDEX

Number	Description
10.71	Common Stock Purchase Agreement, dated as of May 29, 2012, by and among Thomas
Properties Group, Inc., MIRELF IV TPGI, LLC and MIRELF IV TPGI II, LLC.
10.72	Registration Rights Agreement, dated as of May 29, 2012, by and among Thomas
Properties Group, Inc., MIRELF IV TPGI, LLC and MIRELF IV TPGI II, LLC.
10.73	Stockholders’ Agreement, dated as of May 29, 2012, by and among Thomas Properties
Group, Inc., MIRELF IV TPGI, LLC, MIRELF IV TPGI II, LLC, James A. Thomas,
Maguire Thomas Partners-Philadelphia, Ltd., Thomas Investment Partners, Ltd., Maguire
Thomas Partners-Commerce Square II, Ltd., Thomas Partners, Inc., Thomas-Pastron
Family Partnership, L.P., The Lumbee Clan Trust and Thomas Master Investments, LLC.
99.1	Press Release of Thomas Properties Group, Inc. dated May 30, 2012.